T. Rowe Price Funds

Supplement to the following Prospectuses, each as dated below (as supplemented):

May 1, 2020

T. Rowe Price Blue Chip Growth Portfolio

December 15, 2020

T. Rowe Price Blue Chip Growth Fund

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2021, Larry J. Puglia will step down as a portfolio manager and Chair of the fund’s Investment Advisory Committee. Paul D. Greene II will succeed Mr. Puglia to become portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Mr. Greene joined T. Rowe Price in 2006.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 1, 2021, Larry J. Puglia will step down as a portfolio manager and Chair of the fund’s Investment Advisory Committee. Paul D. Greene II will succeed Mr. Puglia to become portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee.

During the past five years, Mr. Greene has served as a portfolio manager for other
T. Rowe Price Funds and has assisted the portfolio manager in managing the fund since January 1, 2020 as an associate portfolio manager. He joined the Firm in 2006 and his investment experience dates from that time.

The date of this supplement is January 26, 2021.

G24-041 1/26/21